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                                                                    EXHIBIT 99.2

Maverick Tube Corporation
Historical Information

Energy:                                        3/31/2004     6/30/2004     9/30/2004     12/31/2004      Total       3/31/2005
                                               ----------    ----------    ----------    ----------    ----------    ----------
Assumptions:
U.S. Domestic:
      Rig Count                                     1,118         1,164         1,229         1,249         1,190         1,279
      Import Market Share                           28.85%        37.01%        37.47%        36.57%        35.06%        40.00%
      Inventory Change                             57,066        73,335        (1,852)       (6,441)      122,108        63,126

      Energy Net Selling Price                 $   758.65    $ 1,030.11    $ 1,133.60    $ 1,239.77    $ 1,028.71    $ 1,265.83
      Total Cost/Ton                           $   615.18    $   715.85    $   811.23    $ 1,081.83    $   797.74    $ 1,122.12

Canadian:
      Rig Count                                       528           202           326           420           369           521
      Total OCTG Shipments                        340,776       118,861       223,989       266,714       950,340       318,733
      OCTG Import Market Share                      31.70%        44.10%        36.50%        51.30%        39.90%        47.99%
      OCTG Inventory Change                        (3,922)        7,298        26,964        49,470        79,810        25,956

      Energy Net Selling Price                 $   840.99    $   957.24    $ 1,154.29    $ 1,373.57    $ 1,081.39    $ 1,371.30
      Total Cost/Ton                           $   620.81    $   626.97    $   693.03    $   985.76    $   741.96    $ 1,135.64

Coiled Tubing:
      Coiled Tubing Net Selling Price          $ 2,828.39    $ 2,795.89    $ 2,978.55    $ 4,529.54    $ 3,137.16    $ 2,938.26
      Total Cost/Ton                           $ 1,956.44    $ 1,852.09    $ 2,385.53    $ 2,590.68    $ 2,143.91    $ 2,051.80


      U.S. Domestic Shipments                     159,184       127,204       142,149       132,208       560,745       137,654

      Revenues                                 $  120,764    $  131,035    $  161,141    $  163,907    $  576,846    $  174,246
      Costs                                        97,927        91,059       115,316       143,026       447,328       154,464
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit                             $   22,837    $   39,976    $   45,825    $   20,880    $  129,519    $   19,783
      Gross Profit Margin                           18.91%        30.51%        28.44%        12.74%        22.45%        11.35%


      Canadian Shipments                           88,670        39,533        60,080        74,764       263,047        86,037

      Revenues                                 $   74,571    $   37,842    $   69,350    $  102,694    $  284,456    $  117,984
      Costs                                        55,047        24,786        41,637        73,700       195,170        97,708
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit                             $   19,523    $   13,056    $   27,713    $   28,994    $   89,286    $   20,276
      Gross Profit Margin                           26.18%        34.50%        39.96%        28.23%        31.39%        17.19%


      Coiled Tubing Shipments                       4,660         4,778         4,386         2,704        16,528         7,867

      Revenues                                 $   13,181    $   13,358    $   13,064    $   12,248    $   51,850    $   23,115
      Costs                                         9,117         8,848        10,463         7,005        35,434        16,141
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit Margin                           4,063         4,509         2,601         5,243        16,416         6,974
      Gross Profit Margin Percentage                30.83%        33.76%        19.91%        42.80%        31.66%        30.17%

      Couplings:
      Revenues                                 $       --    $    9,197    $   12,262    $   15,950    $   37,408    $   16,261
      Costs                                            --         9,265        11,143        14,090        34,498        10,095
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit Margin                              --           (69)        1,119         1,860         2,910         6,166
      Gross Profit Margin Percentage                 0.00%       -0.75%          9.13%        11.66%         7.78%        37.92%



      Tolling Selling Volume                        7,928         4,225         3,020         5,991        21,164        10,037
      Tolling Net Selling Price                $   185.09    $   176.44    $   196.21    $   178.17    $   182.99    $   197.56
      Tolling Other Cost/Ton                   $   156.12    $   155.05    $   155.08    $   141.44    $   151.65    $   166.81

      Revenues                                 $    1,467    $      745    $      593    $    1,067    $    3,873    $    1,983
      Costs                                         1,238           655           468           847         3,210         1,674
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit                             $      230    $       90    $      124    $      220    $      663    $      309
      Gross Profit Margin                           15.65%        12.12%        20.96%        20.62%        17.13%        15.56%

      Total Energy Volume                         260,443       175,739       209,635       215,667       861,484       241,596
      Total Energy Revenues                    $  209,983    $  192,176    $  256,410    $  295,865    $  954,434    $  333,589
      Total Energy Costs                          163,329       134,613       179,027       238,669       715,639       280,082
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Total Gross Profit                       $   46,654    $   57,563    $   77,383    $   57,197    $  238,795    $   53,507
      Total Gross Profit Margin                     22.22%        29.95%        30.18%        19.33%        25.02%        16.04%

Industrial Products:                           3/31/2004     6/30/2004     9/30/2004     12/31/2004      Total       3/31/2005
                                               ----------    ----------    ----------    ----------    ----------    ----------
Assumptions:
U.S. Domestic:
      Industrial Products Net Selling Price    $   865.53    $ 1,317.39    $ 1,526.15    $ 1,573.28    $ 1,268.09    $ 1,370.16
      Total Cost/Ton                           $   609.96    $   709.33    $   828.93    $ 1,002.86    $   753.23    $ 1,089.38

Canadian:
      Industrial Products Net Selling Price    $   682.00    $   921.65    $ 1,019.29    $ 1,163.09    $   921.99    $ 1,046.96
      Total Cost/Ton                           $   610.20    $   763.51    $   820.50    $ 1,064.18    $   785.82    $ 1,098.56


      U.S. Domestic Shipments                     110,392       105,630        85,937        55,879       357,838        75,061

      Revenues                                 $   95,548    $  139,157    $  131,152    $   87,913    $  453,770    $  102,845
      Costs                                        67,335        74,927        71,236        56,038       269,536        81,770
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit                             $   28,213    $   64,230    $   59,916    $   31,875    $  184,234    $   21,075
      Gross Profit Margin                           29.53%        46.16%        45.68%        36.26%        40.60%        20.49%

      PCD:
      Revenues                                 $       --    $    4,442    $    5,705    $    6,021    $   16,168    $    6,269
      Costs                                            --         3,678         5,100         5,218        13,996         5,345
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit Margin                      $       --    $      764    $      604    $      803    $    2,171    $      923
      Gross Profit Margin Percentage                 0.00%        17.19%        10.59%        13.34%        13.43%        14.73%


      Canadian Shipments                            8,454        13,358         7,275         5,498        34,585         3,612

      Revenues                                 $    5,766    $   12,312    $    7,415    $    6,395    $   31,887    $    3,782
      Costs                                         5,159        10,199         5,969         5,851        27,178         3,968
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Gross Profit                             $      607    $    2,113    $    1,446    $      544    $    4,710    $     (186)
      Gross Profit Margin                           10.53%        17.16%        19.50%         8.50%        14.77%        -4.93%

      Total Industrial Products Volume            118,847       118,989        93,211        61,377       392,423        78,673
      Total Industrial Revenues                $  101,314    $  155,910    $  144,272    $  100,329    $  501,825    $  112,895
      Total Industrial Costs                       72,494        88,804        82,305        67,107       310,710        91,083
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Total Industrial Gross Profit            $   28,820    $   67,106    $   61,967    $   33,222    $  191,115    $   21,812
      Total Industrial Gross Profit Margin          28.45%        43.04%        42.95%        33.11%        38.08%        19.32%



                                                   3/31/2004  6/30/2004     9/30/2004    12/31/2004         Total     3/31/2005
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Consolidated Volume                         379,289       294,728       302,847       277,044     1,253,907       320,269
      Consolidated Net Sales                   $  311,298    $  348,086    $  400,681    $  396,194    $1,456,264    $  446,484
      Consolidated Gross Profit                    75,474       124,667       139,347        90,418       429,914        75,319
      Consolidated Gross Profit Margin               24.2%         35.8%         34.8%         22.8%         29.5%         16.9%

      Start-Up                                         --            --            --            --            --            --

      Canadian Depreciation - COGS                    885           858           889         1,018         3,650           982

      U.S. Domestic Depreciation - COGS             4,050         4,547         4,449         4,730        17,776         4,508

      U.S. Domestic Depreciation - SG&A             1,342         1,428         1,533         1,649         5,952         1,394

      Selling, General & Administrative            18,299        21,174        20,442        22,191        82,108        19,369

      Interest Expense (Net)                        2,618         2,677         2,076         3,003        10,374         2,493

      Income (Loss) Before Income Taxes            48,280        93,983       109,958        57,826       310,054        46,573

      Taxes                                        17,956        35,988        41,879        21,062       116,885        15,358

      Tax Effected Discontinued DOM Operations         --            --            --            --            --            --

      Tax Effected Partial Trade Case Relief           --            --          (451)       (1,761)       (2,212)           --

      Tax Effected Restructuring Charge                --            --            --            --            --            --

      Tax Effected ReOrganizational Charge             --            --            --            --            --            --

      Tax Effected Transaction Costs                   --            --            --            --            --            --

      Tax Effected Inventory Reserve                   --            --            --            --            --            --


      Tax Effected Cumulative Effect
         of application of FIN 46                  (1,584)           --            --            --        (1,584)           --
                                               ----------    ----------    ----------    ----------    ----------    ----------

      Net Income                               $   28,740    $   57,994    $   68,530    $   38,525    $  193,796    $   31,215
                                               ==========    ==========    ==========    ==========    ==========    ==========

      EPS                                      $     0.68    $     1.36    $     1.60    $     0.90    $     4.54    $     0.72
                                               ==========    ==========    ==========    ==========    ==========    ==========

      Fully Diluted Shares Outstanding         42,413,198    42,734,149    42,872,304    42,994,072    42,751,303    43,481,348

Energy:                                           3/31/2003       6/30/2003       9/30/2003      12/31/2003           Total
                                               ------------    ------------    ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Rig Count                                         901           1,028           1,088           1,109           1,031
      Import Market Share                             21.30%          31.90%          30.15%          28.71%          28.97%
      Inventory Change                              (38,000)        124,096          10,000         (95,280)            816

      Energy Net Selling Price                 $     579.65    $     600.82    $     625.37    $     639.47    $     612.23
      Total Cost/Ton                           $     570.23    $     554.54    $     556.68    $     568.50    $     562.26

Canadian:
      Rig Count                                         494             203             383             408             372
      Total OCTG Shipments                          236,712         130,903         221,836         235,918         825,369
      OCTG Import Market Share                        32.00%          31.00%          39.53%          41.55%          37.05%
      OCTG Inventory Change                         (58,470)         34,811          (3,410)         29,662           2,593

      Energy Net Selling Price                 $     735.89    $     784.17    $     776.57    $     814.71    $     776.76
      Total Cost/Ton                           $     639.14    $     657.84    $     605.27    $     585.77    $     617.89

Coiled Tubing:
      Coiled Tubing Net Selling Price          $   2,978.90    $   2,909.64    $   3,704.73    $   2,990.96    $   3,190.62
      Total Cost/Ton                           $   1,958.02    $   1,932.73    $   2,669.96    $   1,847.37    $   2,140.35


      U.S. Domestic Shipments                       119,797         140,418         131,855         138,549         530,619

      Revenues                                 $     69,440    $     84,366    $     82,458    $     88,598    $    324,863
      Costs                                          68,312          77,868          73,402          78,765         298,346
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $      1,128    $      6,499    $      9,057    $      9,833    $     26,517
      Gross Profit Margin                              1.62%           7.70%          10.98%          11.10%           8.16%


      Canadian Shipments                             94,154          47,176          72,496          92,521         306,348

      Revenues                                 $     69,288    $     36,994    $     56,299    $     75,378    $    237,958
      Costs                                          60,177          31,035          43,880          54,197         189,289
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $      9,110    $      5,960    $     12,418    $     21,181    $     48,670
      Gross Profit Margin                             13.15%          16.11%          22.06%          28.10%          20.45%


      Coiled Tubing Shipments                         4,194           3,173           5,283           4,692          17,342

      Revenues                                 $     12,494    $      9,232    $     19,573    $     14,032    $     55,331
      Costs                                           8,212           6,133          14,106           8,667          37,117
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit Margin                             4,282           3,100           5,467           5,365          18,213
      Gross Profit Margin Percentage                  34.27%          33.57%          27.93%          38.23%          32.92%

      Couplings:
      Revenues                                 $         --    $         --    $         --    $         --    $         --
      Costs                                              --              --              --              --              --
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit Margin                                --              --              --              --              --
      Gross Profit Margin Percentage                   0.00%           0.00%           0.00%           0.00%           0.00%



      Tolling Selling Volume                          8,706           3,740           6,299           9,067          27,811
      Tolling Net Selling Price                $     136.93    $     161.08    $     122.43    $     147.58    $     140.37
      Tolling Other Cost/Ton                   $      96.92    $     154.22    $     133.22    $     123.70    $     121.61

      Revenues                                 $      1,192    $        602    $        771    $      1,338    $      3,904
      Costs                                             844             577             839           1,122           3,382
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $        348    $         26    $        (68)   $        217    $        522
      Gross Profit Margin                             29.22%           4.26%         -8.81%           16.18%          13.36%

      Total Energy Volume                           226,851         194,507         215,933         244,830         882,121
      Total Energy Revenues                    $    152,413    $    131,195    $    159,101    $    179,347    $    622,056
      Total Energy Costs                            137,545         115,611         132,227         142,750         528,134
                                               ------------    ------------    ------------    ------------    ------------

      Total Gross Profit                       $     14,868    $     15,584    $     26,874    $     36,596    $     93,921
      Total Gross Profit Margin                        9.76%          11.88%          16.89%          20.41%          15.10%


Industrial Products:                              3/31/2003       6/30/2003       9/30/2003      12/31/2003           Total
                                               ------------    ------------    ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Industrial Products Net Selling Price    $     676.84    $     644.47    $     651.30    $     681.49    $     663.09
      Total Cost/Ton                           $     632.03    $     594.78    $     574.78    $     588.00    $     597.36

Canadian:
      Industrial Products Net Selling Price    $     548.14    $     550.99    $     513.01    $     556.19    $     541.66
      Total Cost/Ton                           $     517.61    $     576.32    $     544.72    $     534.97    $     542.85


      U.S. Domestic Shipments                        95,650          95,115          99,303          88,345         378,412

      Revenues                                 $     64,739    $     61,298    $     64,677    $     60,206    $    250,920
      Costs                                          60,454          56,572          57,077          51,947         226,049
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $      4,285    $      4,726    $      7,600    $      8,260    $     24,871
      Gross Profit Margin                              6.62%           7.71%          11.75%          13.72%           9.91%

      PCD:
      Revenues                                 $         --    $         --    $         --    $         --    $         --
      Costs                                              --              --              --              --              --
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit Margin                      $         --    $         --    $         --    $         --    $         --
      Gross Profit Margin Percentage                   0.00%           0.00%           0.00%           0.00%           0.00%


      Canadian Shipments                              4,171           4,411           5,800           6,740          21,122

      Revenues                                 $      2,286    $      2,431    $      2,976    $      3,749    $     11,441
      Costs                                           2,159           2,542           3,160           3,606          11,466
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $        127    $       (112)   $       (184)   $        143    $        (25)
      Gross Profit Margin                              5.57%          -4.60%          -6.18%           3.82%          -0.22%

      Total Industrial Products Volume               99,820          99,526         105,103          95,085         399,535
      Total Industrial Revenues                $     67,025    $     63,729    $     67,652    $     63,955    $    262,362
      Total Industrial Costs                         62,613          59,114          60,237          55,552         237,516
                                               ------------    ------------    ------------    ------------    ------------

      Total Industrial Gross Profit            $      4,413    $      4,615    $      7,416    $      8,403    $     24,846
      Total Industrial Gross Profit Margin             6.58%           7.24%          10.96%          13.14%           9.47%



                                                3/31/2003       6/30/2003       9/30/2003       12/31/2003         Total
                                               ------------    ------------    ------------    ------------    ------------

      Consolidated Volume                           326,671         294,033         321,036         339,915       1,281,656
      Consolidated Net Sales                   $    219,438    $    194,924    $    226,753    $    243,302    $    884,417
      Consolidated Gross Profit                      19,281          20,199          34,290          44,999         118,767
      Consolidated Gross Profit Margin                  8.8%           10.4%           15.1%           18.5%           13.4%

      Start-Up                                           --              --              --              --              --

      Canadian Depreciation - COGS                      762             816             832             864           3,274

      U.S. Domestic Depreciation - COGS               3,609           3,736           3,693           3,491          14,529

      U.S. Domestic Depreciation - SG&A                 708             704             701             634           2,747

      Selling, General & Administrative              11,605          11,081          15,015          15,166          52,867

      Interest Expense (Net)                          2,235           2,207           2,711           2,484           9,637

      Income (Loss) Before Income Taxes                 362           1,655          11,338          22,361          35,714

      Taxes                                             119             591           3,250           8,733          12,693

      Tax Effected Discontinued DOM Operations           --              --              --              --              --

      Tax Effected Partial Trade Case Relief             --              --            (589)           (105)           (694)

      Tax Effected Restructuring Charge                  --              --              --             397             397

      Tax Effected ReOrganizational Charge               --              --              --             360             360

      Tax Effected Transaction Costs                     --              --              --              --              --

      Tax Effected Inventory Reserve                     --              --              --              --              --


      Tax Effected Cumulative Effect
         of application of FIN 46
                                               ------------    ------------    ------------    ------------    ------------

      Net Income                               $        243    $      1,064    $      8,677    $     12,975    $     22,958
                                               ============    ============    ============    ============    ============

      EPS                                      $       0.01    $       0.03    $       0.21    $       0.31    $       0.55
                                               ============    ============    ============    ============    ============

      Fully Diluted Shares Outstanding           41,560,671      42,285,174      42,254,000      42,327,761      42,109,539


Energy:                                           3/31/2002       6/30/2002       9/30/2002     12/31/2002           Total
                                               ------------    ------------    ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Rig Count                                         818             806              853           847
      Import Market Share                             22.60%          19.00%           22.47%        22.70%
      Inventory Change                              (71,887)        (43,473)          52,045      (146,000)       (209,315)

      Energy Net Selling Price                 $     585.93    $     587.35   $       608.15    $   600.83
      Total Cost/Ton                           $     540.79    $     517.64   $       592.67    $   612.68

Canadian:
      Rig Count                                         377             144              249           283
      Total OCTG Shipments                          176,149         107,747          147,741       169,598         601,235
      OCTG Import Market Share                        32.00%          31.00%           32.00%        35.00%
      OCTG Inventory Change                         (62,124)          4,324            7,123        34,980         (15,697)

      Energy Net Selling Price                 $     662.97    $     668.15   $       679.77    $   687.92
      Total Cost/Ton                           $     490.81    $     495.00   $       516.91    $   539.86

Coiled Tubing:
      Coiled Tubing Net Selling Price          $         --    $   2,621.99   $     2,715.83    $ 2,840.12
      Total Cost/Ton                           $         --    $   2,215.73   $     2,114.17    $ 1,880.85


      U.S. Domestic Shipments                        74,770          91,042           88,565        90,313         344,690

      Revenues                                 $     43,809    $     53,474    $      53,861   $    54,263    $    205,407
      Costs                                          40,435          47,127           52,490        55,333         195,384
                                               ------------    ------------    -------------    ------------    ------------

      Gross Profit                             $      3,375    $      6,347    $       1,371   $    (1,070)   $     10,023
      Gross Profit Margin                              7.70%          11.87%            2.54%        -1.97%           4.88%


      Canadian Shipments                             61,733          32,548           50,204        60,606         205,092

      Revenues                                 $     40,927    $     21,747    $      34,127   $    41,693    $    138,494
      Costs                                          30,299          16,111           25,951        32,719         105,080
                                               ------------    ------------    -------------   -----------    ------------

      Gross Profit                             $     10,628    $      5,636    $      8,176   $      8,974    $     33,414
      Gross Profit Margin                             25.97%          25.91%          23.96%         21.52%          24.13%


      Coiled Tubing Shipments                            --           3,395           3,648          3,634          10,677

      Revenues                                 $         --    $      8,902    $      9,907   $     10,321    $     29,130
      Costs                                              --           7,522           7,712          6,835          22,070
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit Margin                                --           1,379           2,195          3,486           7,060
      Gross Profit Margin Percentage                   0.00%          15.49%          22.15%         33.78%          24.24%

      Couplings:
      Revenues                                 $         --    $         --    $         --   $         --    $         --
      Costs                                              --              --              --             --              --
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit Margin                                --              --              --             --              --
      Gross Profit Margin Percentage                   0.00%           0.00%           0.00%          0.00%           0.00%



      Tolling Selling Volume                          3,129           3,585           2,922          5,899          15,535
      Tolling Net Selling Price                $     166.59    $     179.25    $     105.72   $     100.48
      Tolling Other Cost/Ton                   $     151.06    $     134.23    $     104.15   $      88.11

      Revenues                                 $        521    $        643    $        309   $        593    $      2,066
      Costs                                             473             481             304            520           1,778
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $         49    $        161    $          5   $         73    $        288
      Gross Profit Margin                              9.33%          25.12%           1.49%         12.32%          13.93%

      Total Energy Volume                           139,632         130,571         145,339        160,452         575,993
      Total Energy Revenues                    $     85,258    $     84,765    $     98,204   $    106,869    $    375,097
      Total Energy Costs                             71,206          71,242          86,458         95,406         324,313
                                               ------------    ------------    ------------   ------------    ------------

      Total Gross Profit                       $     14,052    $     13,523    $     11,746   $     11,463    $     50,784
      Total Gross Profit Margin                       16.48%          15.95%          11.96%         10.73%          13.54%


Industrial Products:                              3/31/2002       6/30/2002       9/30/2002     12/31/2002           Total
                                               ------------    ------------   ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Industrial Products Net Selling Price    $     412.39    $     434.55   $     522.40    $     521.00
      Total Cost/Ton                           $     391.72    $     367.76   $     444.65    $     494.86

Canadian:
      Industrial Products Net Selling Price    $     443.58    $     494.50   $     586.28    $     537.07
      Total Cost/Ton                           $     441.17    $     457.31   $     502.39    $     489.99


      U.S. Domestic Shipments                        39,425          40,763          33,200         29,439         142,827

      Revenues                                 $     16,258    $     17,713    $     17,344   $     15,338    $     66,654
      Costs                                          15,444          14,991          14,762         14,568          59,765
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $        815    $      2,723    $      2,581   $        770    $      6,889
      Gross Profit Margin                              5.01%          15.37%          14.88%          5.02%          10.33%

      PCD:
      Revenues                                 $         --    $         --    $         --   $         --    $         --
      Costs                                              --              --              --             --              --
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit Margin                      $         --    $         --    $         --   $         --    $         --
      Gross Profit Margin Percentage                   0.00%           0.00%           0.00%          0.00%           0.00%


      Canadian Shipments                              5,426           8,037           3,664          4,904          22,031

      Revenues                                 $      2,407    $      3,975    $      2,148   $      2,634    $     11,163
      Costs                                           2,394           3,676           1,841          2,403          10,313
                                               ------------    ------------    ------------    ------------    ------------

      Gross Profit                             $         13    $        299    $        307   $        231    $        850
      Gross Profit Margin                              0.54%           7.52%          14.31%          8.77%           7.62%

      Total Industrial Products Volume               44,851          48,800          36,864         34,344         164,858
      Total Industrial Revenues                $     18,665    $     21,688    $     19,492   $     17,972    $     77,817
      Total Industrial Costs                         17,837          18,666          16,603         16,971          70,078
                                               ------------    ------------    ------------    ------------    ------------

      Total Industrial Gross Profit            $        828    $      3,022    $      2,889   $      1,000    $      7,739
      Total Industrial Gross Profit Margin             4.44%          13.93%          14.82%          5.57%           9.94%



                                                 3/31/2002       6/30/2002       9/30/2002      12/31/2002           Total
                                               ------------    ------------    ------------    ------------    ------------

      Consolidated Volume                           184,483         179,371         182,203        194,795         740,852
      Consolidated Net Sales                   $    103,923    $    106,453    $    117,696   $    124,840    $    452,913
      Consolidated Gross Profit                      14,880          16,545          14,635         12,463          58,523
      Consolidated Gross Profit Margin                 14.3%           15.5%           12.4%          10.0%           12.9%

      Start-Up                                           --              --              --             --              --

      Canadian Depreciation - COGS                      624             648             675            742           2,689

      U.S. Domestic Depreciation - COGS               2,629           3,670           2,904          3,634          12,837

      U.S. Domestic Depreciation - SG&A                 758             319           1,056          1,182           3,315

      Selling, General & Administrative               6,418           9,394           7,854          7,051          30,717

      Interest Expense (Net)                            961             894             908          1,562           4,325

      Income (Loss) Before Income Taxes               3,490           1,620           1,238         (1,708)          4,640

      Taxes                                           1,430             640             602              7           2,679

      Tax Effected Discontinued DOM Operations         (518)             --              --             --            (518)

      Tax Effected Partial Trade Case Relief             --              --              --         (1,680)         (1,680)

      Tax Effected Restructuring Charge                 221              --              --            534             755

      Tax Effected ReOrganizational Charge

      Tax Effected Transaction Costs                     --              --              --             --              --

      Tax Effected Inventory Reserve                     --              --              --             --              --


      Tax Effected Cumulative Effect
         of application of FIN 46
                                               ------------    ------------    ------------   -------------    ------------

      Net Income                               $      2,357    $        980    $        636   $       (569)   $      3,403
                                               ============    ============    ============   ============    ============

      EPS                                      $       0.07    $       0.03    $       0.02   $      (0.01)   $       0.09
                                               ============    ============    ============   ============    ============

      Fully Diluted Shares Outstanding           33,525,942      37,974,412      41,149,188     40,932,041      38,491,962

Energy:                                           3/31/2001       6/30/2001      9/30/2001      12/31/2001           Total
                                               ------------   -------------   ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Rig Count                                       1,142           1,237          1,241           1,008
      Import Market Share                             27.30%          32.00%         32.27%          28.50%
      Inventory Change                                9,411          89,478        (22,029)        (91,509)        (14,649)

      Energy Net Selling Price                 $     711.00   $     669.82    $     651.96    $     643.57
      Total Cost/Ton                           $     559.42   $     490.51    $     514.37    $     543.82

Canadian:
      Rig Count                                         515             252            320             278
      Total OCTG Shipments                          213,716         132,816        182,078         156,613         685,223
      OCTG Import Market Share                        24.00%          25.00%         36.00%          36.00%
      OCTG Inventory Change                         (35,027)         13,383          9,170          12,136            (338)

      Energy Net Selling Price                 $     724.60    $     678.73   $     682.33    $     632.86
      Total Cost/Ton                           $     526.94    $     486.64   $     484.95    $     465.11

Coiled Tubing:
      Coiled Tubing Net Selling Price          $         --    $         --   $         --    $         --
      Total Cost/Ton                           $         --    $         --   $         --    $         --

      U.S. Domestic Shipments                        99,758         115,319        116,328          84,336         415,741

      Revenues                                 $     70,928    $     77,243   $     75,841    $     54,276    $    278,287
      Costs                                          55,806          56,565         59,836          45,864         218,071
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit                             $     15,121    $     20,678   $     16,005    $      8,412    $     60,216
      Gross Profit Margin                             21.32%          26.77%         21.10%          15.50%          21.64%


      Canadian Shipments                             87,901          56,977         63,728          55,883         264,489

      Revenues                                 $     63,693    $     38,672   $     43,483    $     35,366    $    181,214
      Costs                                          46,319          27,727         30,905          25,992         130,942
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit                             $     17,374    $     10,945   $     12,579    $      9,374    $     50,272
      Gross Profit Margin                             27.28%          28.30%         28.93%          26.51%          27.74%


      Coiled Tubing Shipments                            --              --             --              --              --

      Revenues                                 $         --    $         --   $         --    $         --    $         --
      Costs                                              --              --             --              --              --
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit Margin                                --              --             --              --              --
      Gross Profit Margin Percentage                   0.00%           0.00%          0.00%           0.00%           0.00%

      Couplings:
      Revenues                                 $         --    $         --   $         --    $         --    $         --
      Costs                                              --              --             --              --              --
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit Margin                                --              --             --              --              --
      Gross Profit Margin Percentage                   0.00%           0.00%          0.00%           0.00%           0.00%



      Tolling Selling Volume                          7,310           6,112          6,996           3,502          23,919
      Tolling Net Selling Price                $     192.17    $     301.39   $     266.42    $     138.15
      Tolling Other Cost/Ton                   $     148.01    $     151.22   $      74.29    $     139.00

      Revenues                                 $      1,405    $      1,842   $      1,864    $        484    $      5,594
      Costs                                           1,082             924            520             487           3,013
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit                             $        323    $        918   $      1,344    $         (3)   $      2,582
      Gross Profit Margin                             22.98%          49.82%         72.12%          -0.62%          46.15%

      Total Energy Volume                           194,969         178,408        187,051         143,721         704,149
      Total Energy Revenues                    $    136,025    $    117,757   $    121,188    $     90,126    $    465,096
      Total Energy Costs                            103,207          85,216         91,260          72,342         352,026
                                               ------------    ------------   ------------    ------------    ------------

      Total Gross Profit                       $     32,818    $     32,541   $     29,928    $     17,783    $    113,070
      Total Gross Profit Margin                       24.13%          27.63%         24.70%          19.73%          24.31%



Industrial Products:                              3/31/2001       6/30/2001      9/30/2001      12/31/2001           Total
                                               ------------   -------------   ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Industrial Products Net Selling Price    $     448.91   $     447.43    $     423.53    $     414.91
      Total Cost/Ton                           $     413.04   $     415.20    $     423.24    $     396.70

Canadian:
      Industrial Products Net Selling Price    $     505.83   $     451.37    $     413.18    $     370.07
      Total Cost/Ton                           $     507.65   $     397.30    $     391.83    $     447.45


      U.S. Domestic Shipments                        37,598          38,903         37,528          38,109         152,139

      Revenues                                 $     16,878    $     17,406   $     15,894    $     15,812    $     65,990
      Costs                                          15,529          16,153         15,884          15,118          62,683
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit                             $      1,349    $      1,254   $         11    $        694    $      3,307
      Gross Profit Margin                              7.99%           7.20%          0.07%           4.39%           5.01%

      PCD:
      Revenues                                 $         --    $         --   $         --    $         --    $         --
      Costs                                              --              --             --              --              --
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit Margin                      $         --    $         --   $         --    $         --    $         --
      Gross Profit Margin Percentage                   0.00%           0.00%          0.00%           0.00%           0.00%


      Canadian Shipments                             11,632           8,008          6,053           5,011          30,704

      Revenues                                 $      5,884    $      3,615   $      2,501    $      1,854    $     13,854
      Costs                                           5,905           3,182          2,372           2,242          13,700
                                               ------------    ------------   ------------    ------------    ------------

      Gross Profit                             $        (21)   $        433   $        129    $       (388)   $        153
      Gross Profit Margin                             -0.36%          11.98%          5.17%         -20.91%           1.11%

      Total Industrial Products Volume               49,230          46,911         43,581          43,120         182,842
      Total Industrial Revenues                $     22,762    $     21,021   $     18,395    $     17,666    $     79,844
      Total Industrial Costs                         21,434          19,334         18,255          17,360          76,384
                                               ------------    ------------   ------------    ------------    ------------

      Total Industrial Gross Profit            $      1,328    $      1,687   $        140    $        306    $      3,461
      Total Industrial Gross Profit Margin             5.83%           8.02%          0.76%           1.73%           4.33%



                                                 3/31/2001       6/30/2001      9/30/2001      12/31/2001           Total
                                               ------------    ------------   ------------    ------------    ------------

      Consolidated Volume                           244,198         225,320        230,633         186,841         886,991
      Consolidated Net Sales                   $    158,787    $    138,778   $    139,583    $    107,792    $    544,940
      Consolidated Gross Profit                      34,146          34,227         30,068          18,089         116,531
      Consolidated Gross Profit Margin                 21.5%           24.7%          21.5%           16.8%           21.4%

      Start-Up                                        1,064              37             --              --           1,101

      Canadian Depreciation - COGS                    1,258           1,240          1,206           1,175           4,879

      U.S. Domestic Depreciation - COGS               1,807           1,996          2,308           2,451           8,562

      U.S. Domestic Depreciation - SG&A                 361             386            390             264           1,401

      Selling, General & Administrative               6,093           7,473          6,666           7,291          27,523

      Interest Expense (Net)                            657             934            797             702           3,090

      Income (Loss) Before Income Taxes              22,906          22,161         18,701           6,206          69,974

      Taxes                                           7,882           7,731          6,344           2,288          24,245

      Tax Effected Discontinued DOM Operations       11,197              --             --              --          11,197

      Tax Effected Partial Trade Case Relief             --              --             --              --              --

      Tax Effected Restructuring Charge                  --              --             --           5,594           5,594

      Tax Effected ReOrganizational Charge

      Tax Effected Transaction Costs                     --              --            898              --             898

      Tax Effected Inventory Reserve                     --              --             --              --              --


      Tax Effected Cumulative Effect
         of application of FIN 46
                                               ------------    ------------   ------------    ------------    ------------

      Net Income                               $      3,827    $     14,430   $     11,459    $     (1,676)   $     28,040
                                               ============    ============   ============    ============    ============

      EPS                                      $       0.11    $       0.42   $       0.34    $      (0.05)   $       0.82
                                               ============    ============   ============    ============    ============

      Fully Diluted Shares Outstanding           34,574,692      34,590,068     34,181,324      32,805,819      34,116,817

Energy:                                           3/31/2000      6/30/2000      9/30/2000      12/31/2000           Total
                                               ------------    ------------   ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Rig Count                                         770            842            981           1,076
      Import Market Share                             28.03%         30.71%         30.30%          34.80%
      Inventory Change                              101,000        120,000         81,000         133,602         435,602

      Energy Net Selling Price                 $     623.92   $     643.42    $     686.09    $     696.01
      Total Cost/Ton                           $     558.74   $     553.18    $     571.35    $     575.46

Canadian:
      Rig Count                                         469            216            313             380
      Total OCTG Shipments                          196,528        156,630        172,598         212,801         738,557
      OCTG Import Market Share                        38.00%         36.00%         31.00%          39.00%
      OCTG Inventory Change                          13,548         13,973        (12,943)        (11,321)          3,257

      Energy Net Selling Price                 $     739.29   $     729.63    $     724.48    $     697.01
      Total Cost/Ton                           $     592.31   $     584.81    $     618.20    $     553.88

Coiled Tubing:
      Coiled Tubing Net Selling Price          $         --   $         --   $         --    $         --
      Total Cost/Ton                           $         --   $         --   $         --    $         --


      U.S. Domestic Shipments                        79,948         84,935         92,268          84,459         341,610

      Revenues                                 $     49,881   $     54,649   $     63,304    $     58,784    $    226,618
      Costs                                          44,670         46,984         52,717          48,603         192,974
                                               ------------   ------------   ------------    ------------    ------------

      Gross Profit                             $      5,211   $      7,665   $     10,587    $     10,181    $     33,644
      Gross Profit Margin                             10.45%         14.03%         16.72%          17.32%          14.85%


      Canadian Shipments                             81,994         67,253         70,181         105,664         325,092

      Revenues                                 $     60,617   $     49,070   $     50,844    $     73,649    $    234,180
      Costs                                          48,566         39,330         43,386          58,525         189,807
                                               ------------   ------------   ------------    ------------    ------------

      Gross Profit                             $     12,051   $      9,739   $      7,458    $     15,123    $     44,373
      Gross Profit Margin                             19.88%         19.85%         14.67%          20.53%          18.95%


      Coiled Tubing Shipments                            --             --             --              --              --

      Revenues                                 $         --   $         --   $         --    $         --    $         --
      Costs                                              --             --             --              --              --
                                               ------------   ------------   ------------    ------------    ------------

      Gross Profit Margin                                --             --             --              --              --
      Gross Profit Margin Percentage                   0.00%          0.00%          0.00%           0.00%           0.00%

      Couplings:
      Revenues
      Costs

      Gross Profit Margin
      Gross Profit Margin Percentage



      Tolling Selling Volume                          7,907          1,842          5,437          11,258          26,444
      Tolling Net Selling Price                $     150.65   $     170.25   $     218.73    $     155.44
      Tolling Other Cost/Ton                   $     114.35   $     149.07   $     144.49    $      92.15

      Revenues                                 $      1,191   $        314   $      1,189    $      1,750    $      4,444
      Costs                                             904            275            786           1,037           3,002
                                               ------------   ------------   ------------    ------------    ------------

      Gross Profit                             $        287   $         39   $        404    $        713    $      1,442
      Gross Profit Margin                             24.09%         12.44%         33.94%          40.72%          32.45%

      Total Energy Volume                           161,942        152,188        162,449         190,123         666,702
      Total Energy Revenues                    $    110,498   $    103,719   $    114,148    $    132,433    $    460,798
      Total Energy Costs                             93,236         86,314         96,103         107,128         382,781
                                               ------------   ------------   ------------    ------------    ------------

      Total Gross Profit                       $     17,262   $     17,404   $     18,045    $     25,305    $     78,017
      Total Gross Profit Margin                       15.62%         16.78%         15.81%          19.11%          16.93%


Industrial Products:                              3/31/2000      6/30/2000      9/30/2000      12/31/2000           Total
                                               ------------   ------------   ------------    ------------    ------------
Assumptions:
U.S. Domestic:
      Industrial Products Net Selling Price    $     471.50   $     486.00    $     492.32    $     465.54
      Total Cost/Ton                           $     432.87   $     450.39    $     459.39    $     435.18

Canadian:
      Industrial Products Net Selling Price    $     514.86   $     543.87    $     504.80    $     537.57
      Total Cost/Ton                           $     506.62   $     444.64    $     508.55    $     527.20


      U.S. Domestic Shipments                        40,199         35,778         36,115          44,988         157,080

      Revenues                                 $     18,954   $     17,388   $     17,780    $     20,944    $     75,066
      Costs                                          17,401         16,114         16,591          19,578          69,684
                                               ------------   ------------   ------------    ------------    ------------

      Gross Profit                             $      1,553   $      1,274   $      1,189    $      1,366    $      5,382
      Gross Profit Margin                              8.19%          7.33%          6.69%           6.52%           7.17%

      PCD:
      Revenues
      Costs


      Gross Profit Margin
      Gross Profit Margin Percentage


      Canadian Shipments                             11,760         10,231          9,869           9,144          41,004

      Revenues                                 $      6,055   $      5,564   $      4,982    $      4,916    $     21,517
      Costs                                           5,958          4,549          5,019           4,821          20,347
                                               ------------   ------------   ------------    ------------    ------------

      Gross Profit                             $         97   $      1,015   $        (37)   $         95    $      1,170
      Gross Profit Margin                              1.60%         18.25%         -0.74%           1.93%           5.44%

      Total Industrial Products Volume               51,959         46,009         45,984          54,132         198,084
      Total Industrial Revenues                $     25,009   $     22,952   $     22,762    $     25,859    $     96,582
      Total Industrial Costs                         23,359         20,663         21,610          24,399          90,031
                                               ------------   ------------   ------------    ------------    ------------

      Total Industrial Gross Profit            $      1,650   $      2,289   $      1,152    $      1,461    $      6,552
      Total Industrial Gross Profit Margin             6.60%          9.97%          5.06%           5.65%           6.78%



                                                 3/31/2000      6/30/2000      9/30/2000      12/31/2000           Total
                                               ------------   ------------   ------------    ------------    ------------

      Consolidated Volume                           221,808        200,039        213,870         255,513         891,230
      Consolidated Net Sales                   $    136,698   $    126,984   $    138,099    $    160,042    $    561,824
      Consolidated Gross Profit                      19,153         19,771         19,609          27,480          86,011
      Consolidated Gross Profit Margin                 14.0%          15.6%          14.2%           17.2%           15.3%

      Start-Up                                           --             --            615            (348)            267

      Canadian Depreciation - COGS                    1,159          1,145          1,249           1,259           4,812

      U.S. Domestic Depreciation - COGS               1,510          1,517          1,552           1,800           6,379

      U.S. Domestic Depreciation - SG&A                 379            417            298             317           1,411

      Selling, General & Administrative               5,299          6,011          5,792           6,656          23,758

      Interest Expense (Net)                            549            839            731           1,023           3,142

      Income (Loss) Before Income Taxes              10,257          9,843          9,372          16,772          46,242

      Taxes                                           4,099          3,460          3,504           6,097          17,161

      Tax Effected Discontinued DOM Operations          604            160            566             790           2,120

      Tax Effected Partial Trade Case Relief             --             --             --              --              --

      Tax Effected Restructuring Charge                  --             --             --              --              --

      Tax Effected ReOrganizational Charge

      Tax Effected Transaction Costs                     --             --          9,009              --           9,009

      Tax Effected Inventory Reserve                     --             --          1,391              --           1,391


      Tax Effected Cumulative Effect
         of application of FIN 46
                                               ------------   ------------   ------------    ------------    ------------

      Net Income                               $      5,554   $      6,222   $     (5,098)   $      9,886    $     16,562
                                               ============   ============   ============    ============    ============

      EPS                                      $       0.16   $       0.18   $      (0.15)   $       0.29    $       0.48
                                               ============   ============   ============    ============    ============

      Fully Diluted Shares Outstanding           34,486,696     34,596,811     33,674,011      34,477,166      34,524,656